Exhibit 10.3(b)

                              CONTINUING GUARANTEE


TO:      IMPERIAL BANK, a California banking corporation

         1. For valuable consideration, the undersigned (hereinafter called "Guarantor"), whose address is set forth after Guarantor's signature below, jointly and severally, and unconditionally, guarantees and promises to pay to IMPERIAL BANK, a California banking corporation (hereinafter called "Lender"), or order, on demand, in lawful money of the United States, any and all indebtedness of SKYMALL, INC., a Nevada corporation, skymall.com, inc., a Nevada corporation and DURHAM & COMPANY, a Utah corporation (hereinafter, severally and collectively, called "Borrower"), to Lender pursuant to that certain Credit and Security Agreement dated June 30, 1999, as amended by that certain Modification Agreement of even date herewith, by and between Borrower and Lender
(hereinafter, severally and collectively, called "Credit Agreement") attributable to the Maximum Guaranteed Loan Amount (as defined in the Credit Agreement) and not to the Maximum Adjusted Cash Flow Loan Amount (as defined in the Credit Agreement). If more than one Borrower is named herein, or if this Guarantee is executed by more than one Guarantor, the word "Borrower" and the word "Guarantor" respectively shall mean all and any one or more of them, severally and collectively. The word "indebtedness" is used in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrower heretofore, now or hereafter made, incurred or created, with or without notice to Guarantor, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower is liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become otherwise unenforceable, exclusive, however, of any indebtedness of Borrower to Lender presently covered by existing guaranties executed by Guarantor, but without derogation to such existing guaranties, if any, which are hereby ratified and reaffirmed.

         2. The liability of Guarantor hereunder shall not exceed at any one time the sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) for principal, plus all interest thereon and all attorneys' fees and other costs and expenses incurred by Lender in collecting, compromising or enforcing the indebtedness or in protecting or preserving any security for the indebtedness. Lender may permit the indebtedness of Borrower to exceed such maximum liability without impairing the obligation of Guarantor hereunder. Any payment by Guarantor shall not reduce Guarantor's maximum obligation hereunder, unless written notice to that effect is actually received by Lender at or prior to the time of such payment. Any payment by or recovery from Borrower, any other guarantor or any security shall be credited first to that portion of the indebtedness which exceeds the maximum obligation of Guarantor hereunder. Notwithstanding any other provision in this Guarantee to the contrary, Guarantor shall be totally released from any liability for the payment of the indebtedness from and after the date that Borrower satisfies the Invested Capital Condition (as defined in the Credit Agreement).

         3. This is a continuing guarantee that shall remain in full force and effect and includes all indebtedness arising under future transactions or under successive transactions which either continue then existing indebtedness or from time to time renew it after it has been satisfied, but shall not apply to any indebtedness created after actual receipt by Lender of written notice of the revocation of this Guarantee as to future transactions. Any such revocation of this Guarantee at any time by any Guarantor as to future transactions shall not affect the liability of any other guarantor for indebtedness of Borrower and shall not affect the liability of that Guarantor or any other guarantor for indebtedness incurred or credit committed by Lender to Borrower prior to the effective time of that revocation; this Guarantee shall remain in full force and effect as to all such indebtedness. The death of any Guarantor shall not operate as a revocation of liability hereunder of the estate of that Guarantor for indebtedness created or incurred or credit committed by Lender to Borrower subsequent to such death until actual receipt by Lender of written notice of the death of that Guarantor. Guarantor waives notice of revocation given by any other guarantor.

         4. Guarantor is providing this Guarantee at the instance and request of Borrower to induce Lender to extend or continue financial accommodations to Borrower. Guarantor hereby represents and warrants that Guarantor is and will continue to be fully informed about all aspects of the financial condition and business affairs of Borrower that Guarantor deems relevant to the obligations of Guarantor hereunder and hereby waives and fully discharges Lender from any and all obligations to communicate to Guarantor any information whatsoever regarding Borrower or Borrower's financial condition or business affairs.

         5. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, from time to time, to: (a) renew, modify, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof, including increasing or decreasing the rate of interest thereon; (b) release, substitute or add any one or more endorsers, Guarantor or other guarantors.

         6. Upon the occurrence of an Event of Default (as defined in the Credit Agreement) or at any time thereafter Lender may (a) take and hold security for the payment of this Guarantee or the indebtedness, and enforce, exchange, substitute, subordinate, waive or release any such security; (b) proceed against such security and direct the order or manner of sale of such security as Lender in its discretion may determine; and (c) apply any and all payments from Borrower, Guarantor or any other guarantor, or recoveries from such security, in such order or manner as Lender in its discretion may determine.

         7. Guarantor waives and agrees not to assert: (a) any right to require Lender to proceed against Borrower or any other guarantor, to proceed against or exhaust any security for the indebtedness, to pursue any other remedy available to Lender, or to pursue any remedy in any particular order or manner; (b) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof; (c) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand, nonpayment and acceptance of this Guarantee; (d) notice of the existence, creation or incurring of new or additional indebtedness of Borrower to Lender;
(e) the benefits of any statutory provision limiting the liability of a surety, including without limitation the provisions of A.R.S. Sections 12-1641, et seq., to the extent applicable; (f) any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the liability of Borrower for the indebtedness; (g) any defense based upon an election of remedies by Lender, including, without limitation, any election to proceed by judicial or nonjudicial foreclosure of any security, whether real property or personal property security, or by deed in lieu thereof, and whether or not every aspect of any foreclosure sale is commercially reasonable, or any election of remedies, including but not limited to, remedies relating to real property or personal property security, which destroys or otherwise impairs the subrogation rights of Guarantor or the rights of Guarantor to proceed against Borrower or any guarantor for reimbursement, or both; (h) to the extent permitted by applicable law, the benefits of any statutory provision limiting the right of Lender to recover a deficiency judgment, or to otherwise proceed against any person or entity obligated for payment of the indebtedness, after any foreclosure or trustee's sale of any security for the indebtedness; and (i) without limiting the generality of the foregoing or any other provision hereof, any rights and benefits which might otherwise be available to Guarantor under California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2848, 2849, 2850, 2899 and 3433, or
any successor sections, to the extent applicable. Guarantor hereby expressly consents to any impairment of collateral, including, but not limited to, failure to perfect a security interest and release collateral and any such impairment or release shall not affect Guarantor's obligations hereunder. Until payment in full of the indebtedness, Guarantor shall have no right of subrogation and hereby waives any right to enforce any remedy which Lender now has, or may hereafter have, against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender. Guarantor understands and acknowledges that if Lender forecloses judicially or nonjudicially against any real property security for the indebtedness, that foreclosure could impair or destroy any ability that Guarantor may have to seek reimbursement, contribution or indemnification from Borrower or others based on any right Guarantor may have of subrogation, reimbursement, contribution or indemnification for any amounts paid by Guarantor under this Guarantee. Guarantor further understands and acknowledges that in the absence of this Paragraph 7, such potential impairment or destruction of Guarantor's rights, if any, may entitle Guarantor to assert a defense to this Guarantee based on
Section 580d of the California Code of Civil Procedure as interpreted in Union Bank v. Gradsky, 265 Cal. App. 2d 40 (1968), to the extent applicable. By executing this Guarantee, Guarantor freely, irrevocably and unconditionally: (i) waives and relinquishes that defense and agrees that Guarantor will be fully liable under this Guarantee even though Lender may foreclose judicially or nonjudicially against any real property security for the indebtedness; (ii) agrees that Guarantor will not assert that defense in any action or proceeding which Lender may commence to enforce this Guarantee; and (iii) acknowledges and agrees that Lender is relying on this waiver in making the loans evidenced by the Note, and that this waiver is a material part of the consideration which Lender is receiving for making such Loans. Guarantor waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise.

         Guarantor waives all rights and defenses that Guarantor may have because the indebtedness is secured by real property. This means, among other things:

                  (a)  Lender  may  collect   from   Guarantor   without   first
         foreclosing on any real or personal property collateral pledged by Borrower.

                  (b) If Lender forecloses on any real property collateral pledged by Borrower:

                       (i) The indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                       (ii) Lender may  collect from Guarantor  even  if Lender,
                  by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower.

         This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because the indebtedness is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code.

         8. All existing and future indebtedness of Borrower to Guarantor is hereby subordinated to the indebtedness of Borrower to Lender and such indebtedness of Borrower to Guarantor, if Lender so requests, shall be collected, enforced and received by Guarantor as trustee for Lender and shall be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guarantee.

         9. In addition to all liens upon, and rights of setoff against, the monies, securities or other property of Guarantor given to Lender by law, Lender shall have a lien and a right of setoff against, and Guarantor hereby grants to Lender a security interest in, all monies, securities and other property of Guarantor now and hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, or for safekeeping or otherwise; every such lien and right of setoff may be exercised without demand upon or notice to Guarantor. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing.

         10. If Borrower is a corporation or partnership, it is not necessary for Lender to inquire into the powers of Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         11. Guarantor agrees to deliver to Lender financial statements, income tax returns and other financial information in form and level of detail, and containing certifications, as and to the extent required pursuant to the Credit Agreement.

         12. All financial statements, income tax returns and other financial information previously or hereafter given to Lender by or on behalf of Guarantor are and shall be true, complete and correct as of the date thereof.

         13. Guarantor agrees to pay all attorneys' fees and all other costs and expenses which may be incurred by Lender in enforcing this Guarantee.

         14. The obligations of Guarantor hereunder are joint and several if Guarantor is more than one person or entity, are separate and independent of the obligations of Borrower and of any other guarantor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor is joined in any action or actions. The obligations of Guarantor hereunder shall survive and continue in full force and effect until payment in full of the indebtedness is actually received by Lender, notwithstanding any release or termination of Borrower's liability by express or implied agreement with Lender or by operation of law and notwithstanding that the indebtedness or any part thereof is deemed to have been paid or discharged by operation of law or by some act or agreement of Lender. For purposes of this Guarantee, the indebtedness shall be deemed to be paid only to the extent that Lender actually receives immediately available funds and to the extent of any credit bid by Lender at any foreclosure or trustee's sale of any security for the indebtedness.

         15. This Guarantee sets forth the entire agreement of Guarantor and Lender with respect to the subject matter hereof and supersedes all prior oral and written agreements and representations by Lender to Guarantor. No modification or waiver of any provision of this Guarantee or any right of Lender hereunder and no release of Guarantor from any obligation hereunder shall be effective unless in a writing executed by an authorized officer of Lender. There are no conditions, oral or otherwise, on the effectiveness of this Guarantee.

         16. This Guarantee shall inure to the benefit of Lender and its successors and assigns and shall be binding upon Guarantor and its heirs, personal representatives, successors and assigns. Lender may assign this Guarantee in whole or in part without notice.

         17. Guarantor agrees that to the extent Borrower or Guarantor makes any payment to Lender in connection with the indebtedness, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Lender or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then this Guarantee shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Lender, the indebtedness or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

         18. Guarantor represents and warrants to Lender that: (a) (if Guarantor is not a natural person) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) Guarantor has full capacity and authority to execute, deliver and perform this Guarantee, and the execution, delivery and performance of this Guarantee will not (i)
violate any law or regulation, (ii) (if Guarantor is not a natural person) violate any provision of Guarantor's organizational documents, (iii) violate or constitute (with due notice or lapse of time or both) a default under any indenture, agreement, license or other instrument to which Guarantor is a party or by which Guarantor or any of Guarantor's properties may be bound, (iv) violate any order of any court, tribunal or governmental agency binding on Guarantor or any of Guarantor's properties, (v) result in the creation or imposition of any lien of any nature whatsoever on any of Guarantor's properties or assets, (vi) render Guarantor insolvent under generally accepted accounting principles, (vii) leave Guarantor with remaining assets which constitute unreasonably small capital given the nature of its business, or (viii) result in the incurrence of debts (whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent) beyond Guarantor's ability to pay them when and as they become due; (c) no approval or consent of, or filing or registration with, any federal, state or local regulatory authority is required in connection with the execution, delivery and performance of this Guarantee; and (d) this Guarantee constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms. These representations and warranties shall survive the execution of this Guarantee. As used in this paragraph, "insolvent" means the present fair saleable value of assets is less than the probable amount required to be paid on existing debts when and as they mature.

         19.      Reference Provision.

                  (a) Each controversy, dispute or claim ("Claim") between the parties arising out of or relating to this Guarantee and/or any of the Loan Documents (as defined in the Credit Agreement), which is not settled in writing within ten days after the "Claim Date" (defined as the date on which a party gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in Los Angeles, California, in accordance with the provisions of Section 638, et seq., of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any Claim, including whether such Claim is subject to the reference proceeding and the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court of Los Angeles (the "Court"). The referee shall be a retired Judge selected by mutual agreement of the parties, and if they cannot so agree with in thirty days (30) after the Claim Date, the referee shall be selected by the Presiding Judge of the Court. The referee shall be appointed to sit as a temporary judge, as authorized by law. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the Claim Date and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP 644 in the Court. All discovery permitted by this Guarantee shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducing discovery. Depositions may be taken by either party upon seven (7) days written notice, and, request for production of inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties.

                  (b) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject to the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties expressly reserve the right to findings of fact, conclusions of law, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

                  (c) No provision of Paragraphs (a) or (b) of this Section 18 however, shall limit the right of Lender to bring action for possession of any collateral in any jurisdiction, wherever located, in accordance with the provisions of the Loan Documents.

         20. Notwithstanding any waiver of or references to Arizona Revised Statutes contained in Paragraph 6 hereof, this Guarantee shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of California, except to the extent Lender has greater rights or remedies under Federal law, whether as a national bank or otherwise, in which case such choice of California law shall not be deemed to deprive Lender of any such rights and remedies as may be available under Federal law. Subject to the provisions of Section 18 hereof, each party consents to the personal jurisdiction and venue of the state courts located in Los Angeles, State of California in connection with any controversy related to this Guarantee, waives any argument that venue in any such forum is not convenient and agrees that any litigation initiated by any of them in connection with this Guarantee shall be venued in the Superior Court of Los Angeles County, California. The parties waive any right to trial by jury in any action or proceeding based on or pertaining to this Guarantee.

          IN WITNESS WHEREOF, these presents are executed as of the 1st day of September, 1999.

                                             GUARANTOR:


                                             /s/ Robert M. Worsley
                                             -----------------------------------
                                             ROBERT M. WORSLEY



                                             /s/ Christi M. Worsley
                                             -----------------------------------
                                             CHRISTI M. WORSLEY


                                      -9-